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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 1998

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-13794                      13-3818402
        ------------                 -------------                 -------------
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
 of incorporation)                                           Identification No.)

         2500 Boardwalk
      Atlantic City, New Jersey                                       08401
-------------------------------                                     --------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:           (609) 441-6060




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ITEM 5:  Other Events.

         On January 8, 1998, Trump Hotels & Casino Resorts, Inc. ("THCR") and Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings") announced that the Board of Directors of THCR has approved the continuation of its stock repurchase program until the end of 1998.

         Reference is made to the news release of THCR and THCR Holdings, dated January 8, 1998, attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7: Financial Statements and Exhibits.

          (c) Exhibits:

         99.1: News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated January 8, 1998.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRUMP HOTELS & CASINO RESORTS, INC.

January 21, 1998                              /s/ John P. Burke
                                            --------------------
                                            By:   John P. Burke
                                            Title:Senior Vice President
                                                  and Corporate Treasurer




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                                  EXHIBIT INDEX

                                                                  Sequentially
Exhibit No.           Description                                 Numbered Page

99.1                  News Release of Trump
                      Hotels & Casino Resorts, Inc. and
                      Trump Hotels & Casino Resorts
                      Holdings, L.P., dated January 8, 1998